Related Party Disclosures (Tables)	3 Months Ended
Dec. 31, 2023
Disclosure of transactions between related parties [line items]
Related Party Transactions	Key management compensation is comprised of the following:

	Three months ended December 31,
(In thousands of Euros)	2023	2022
Short-term employee benefits	3,937	4,379
Long-term employee benefits	—	62
Post-employment benefits	278	189
Share-based compensation expenses	2,952	—
Total	7,167	4,631

The Company paid personal income taxes of €6.8 million in December 2023 for the fully vested MIP program on behalf of key management personnel. As of December 31, 2023, the Company has a receivable of this amount recorded in non-current 'Other Assets', because the key management personnel will subsequently reimburse the Company.